SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

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TAYLOR DEVICES INC
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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TAYLOR DEVICES, INC.

90 TAYLOR DRIVE

NORTH TONAWANDA, NEW YORK 14120

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO THE SHAREHOLDERS OF TAYLOR DEVICES, INC.

NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of TAYLOR DEVICES, INC. (the "Company") will be held virtually on October 21, 2022, at 11:00 a.m. EDT.  Shareholders who wish to attend the passcode protected virtual Shareholders Meeting may do so by visiting www.taylordevices.com/annual-shareholders-meeting/. To register for the meeting and to obtain the meeting’s passcode, please email shareholderrelations@taylordevices.com ahead of the October 21, 2022, Meeting Date.

1.	To elect one Class 3 director of the Company to serve a three-year term to expire in 2025, or until the election and qualification of his successor. [Robert M. Carey]
2.	To elect one Class 3 director of the Company to serve a three-year term to expire in 2025, or until the election and qualification of his successor. [Alan R. Klembczyk]
3.	To ratify the appointment of Lumsden & McCormick, LLP as the independent registered public accounting firm of the Company for the fiscal year ending May 31, 2023.
4.	To approve and adopt the 2022 Taylor Devices, Inc. Stock Option Plan.
5.	To transact such other business as may properly come before the meeting or any adjournment(s) or postponement(s) thereof.

The Board of Directors has fixed the close of business on August 22, 2022, as the record date for determining which shareholders shall be entitled to notice of and to vote at the Annual Meeting. SHAREHOLDERS MAY ATTEND THE MEETING BY PROXY. SHAREHOLDERS ARE REQUESTED TO PROMPTLY SUBMIT THEIR VOTE BY INTERNET, BY TELEPHONE OR BY SIGNING, DATING AND RETURNING THE ENCLOSED PROXY CARD. THE PROXY MAY BE REVOKED AT ANY TIME BEFORE IT IS VOTED.

BY ORDER OF THE BOARD OF DIRECTORS

/s/Mark V. McDonough
DATED:	September 6, 2022	Mark V. McDonough
	North Tonawanda, New York	Corporate Secretary

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS

FOR THE ANNUAL MEETING OF SHAREHOLDERS

The Proxy Statement and the 2022 Annual Report to shareholders are available at www.taylordevices.com/investors.html

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PROXY STATEMENT

FOR THE

ANNUAL MEETING OF SHAREHOLDERS

OF

TAYLOR DEVICES, INC.

90 TAYLOR DRIVE

NORTH TONAWANDA, NEW YORK 14120

_________________________

OCTOBER 21, 2022

This Proxy Statement is furnished to shareholders by the Board of Directors of Taylor Devices, Inc. in connection with the solicitation of proxies for use at the Annual Meeting of Shareholders to be held on October 21, 2022, at 11:00 a.m. EDT, and at any adjournments of the meeting, for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. This Proxy Statement and the accompanying form of proxy are being mailed to shareholders commencing on or about September 9, 2022.

If the enclosed form of proxy is properly executed and returned, the shares represented by the proxy will be voted in accordance with the proxy's instructions. Any proxy given pursuant to this solicitation may be revoked by the shareholder at any time prior to its use by written notice to the Corporate Secretary of the Company.

The Board of Directors has fixed the close of business on August 22, 2022, as the record date for determining the holders of common stock entitled to notice of and to vote at the meeting. On August 22, 2022, the Company had outstanding and entitled to vote a total of 3,502,292 shares of common stock. Each outstanding share of common stock is entitled to one vote on all matters to be brought before the meeting.

For shares held in the name of a broker or other nominee, the owner may vote such shares at the meeting if the owner brings with him or her a letter from the broker or nominee confirming his or her ownership as of the record date, and a legal proxy.

PROPOSAL 1

ELECTION OF DIRECTOR

General

Each year directors comprising one of the three Classes of the Board of Directors of the Company are proposed for election by the shareholders, each to serve for a three-year term, or until the election and qualification of his successor. The Board of Directors, acting upon the recommendation of the Nominating Committee, named Mr. Alan Klembczyk and Mr. Robert Carey as management’s nominees to be elected at this Annual Meeting.

The persons named on the enclosed form of proxy will vote all shares present at the Annual Meeting for the election of the nominees, unless a shareholder, by his or her proxy, directs otherwise. Should either of Messrs. Klembczyk and Carey be unable to serve, proxies will be voted in accordance with the best judgment of the person or persons acting under such authority. Management expects that the nominees will be able to serve.

The Company believes that the nominees have professional experience in areas relevant to its strategy and operations. The Company also believes that the nominees have other attributes necessary to guide the Company and help the Board function effectively, including high personal and professional ethics, the willingness to engage management and each other in a constructive and collaborative fashion, the ability to devote significant time to serve on the Board and its committees and a commitment to representing the long-term interests of the shareholders. In addition to these attributes, in each individual's biography set forth below, the Company has highlighted specific experience, qualifications and skills that led the Nominating Committee and the Board to conclude that each individual should continue to serve as a director.

Class 3 Director Whose Term Will Expire in 2025

Robert M. Carey, 77, has served as a director since 2020.

Mr. Carey brings over forty-five years of experience ranging from General Management to consultative work to the Company. He was the General Manager of the Reichert Analytical Instruments group from 2001 to 2009. The company manufactures and internationally sells a variety of analytical measurement instruments for use in medicine, food processing, and biotechnology research.

Mr. Carey was the Principal at CMA, Ltd from 1990 to 2001. CMA, Ltd provides consulting services to the manufacturing sector in the area of organization, operational change, and strategic planning. Mr. Carey was also a Partner in Decision Processes International (DPI) from 1999 to 2001. DPI is an international strategic planning consultancy working with companies of all sizes.

In 1979 Mr. Carey joined Wilson Greatbatch Ltd. (now Integer Holdings) as North American Sales Manager. Mr. Greatbatch held the patents for the implantable pacemaker. The eponymously named company is the world’s leader in implantable power sources. In 1981 Mr. Carey was named Vice President of Wilson Greatbatch and General Manager of the Electrochem Division. Electrochem manufactures and internationally sells high energy batteries used in rugged or remote environments such as space, oil and gas drilling, the military and the ocean.

He earned a Bachelor of Science in Microbiology from the State University of California, Long Beach, and a Master of Business Administration from the State University of New York at Buffalo. Mr. Carey served in the U.S. Army achieving the rank of Captain.

The Company believes that Mr. Carey’s experience in strategic planning for technical manufacturing companies and his knowledge of lean manufacturing, related statistical techniques, and team-based organization structures qualify him to serve as a member of the Board of Directors.

MANAGEMENT RECOMMENDS THAT YOU VOTE "FOR" THE NOMINEE.

PROPOSAL 2

ELECTION OF DIRECTOR

Class 3 Director Whose Term Will Expire in 2025

Alan R. Klembczyk, 56, has served the Company as President and as a member of the Board of Directors since June 1, 2018.

Since graduating from the University of Buffalo in 1987 with a degree in Mechanical Engineering, Mr. Klembczyk has held key positions in Sales, Engineering and Executive Management at Taylor Devices. Over the last 34 years, he has held titles such as Design Engineer, Assistant Chief Engineer, Chief Engineer, Vice President of Sales & Engineering and was appointed President of the Company and Member of the Board of Directors in 2018.

Mr. Klembczyk has been responsible for establishing new Sales & Marketing policies and has been directly involved with defining internal Company policy and strategic direction in cooperation with all levels of Taylor Devices’ Management. He has been an integral part of the team that managed upgrades to the Quality System and obtaining third party certification to International Standards ISO 9001, ISO 14000 and Aerospace Standard AS9100.

Mr. Klembczyk has served for many years on the Technical Advisory Group for the US Shock and Vibration Information & Analysis Center (SAVIAC) and the Shock and Vibration Exchange (SAVE). In 2019, he received the Distinguished Service Award from SAVE. Additionally, he has been a tutorial and course instructor for various organizations internationally and has participated in technical conferences and symposia. He is a founding member and first co-chair of the Industry Partner Committee of the US Resiliency Council.

Mr. Klembczyk has participated in many research projects for products for military & aerospace, industrial, and structural applications. He has served as Program Manager for many of these projects and has worked with academia including the University at Buffalo’s MCEER: Earthquake Engineering to Extreme Events, among others.

He has published several papers describing unique applications for structural dampers, tuned mass dampers, vibration isolators, shock absorbers, and shock isolators and holds US Patents for some of these components. These papers have been published by SAVE, SAVIAC, the Society for Experimental Mechanics (SEM) and the Applied Technology Council (ATC).

The Company believes that his wide-ranging roles throughout his career at the Company provide him with significant leadership, industry, marketing, and international experience, which qualify him to serve as a member of the Board of Directors.

MANAGEMENT RECOMMENDS THAT YOU VOTE "FOR" THE NOMINEE.

Class 1 Director Whose Term Will Expire in 2024

John Burgess, 77, has served as a director since 2007 and is currently the Chairman of the Board of Directors.

Mr. Burgess gained his international strategy, manufacturing operations and organizational development expertise from his more than 40 years of experience with middle market public and privately-owned companies. Mr. Burgess served as President and CEO of Reichert, Inc. a leading provider of ophthalmic instruments, and spearheaded the acquisition of the company from Leica Microsystems in 2002, leading the company until its sale in January 2007. Prior to the acquisition, Mr. Burgess served as President of Leica’s Ophthalmic and Educational Divisions before leading the buyout of the Ophthalmic Division and formation of Reichert, Inc.

From 1996 to 1999, Mr. Burgess was COO of International Motion Controls, a $200 million diversified manufacturing firm. During his tenure there, he led a significant acquisition strategy that resulted in seven completed acquisitions and sixteen worldwide businesses in the motion control market. Previously, Mr. Burgess operated a number of companies for Moog, Inc., and Carleton Technologies, including six years as President of Moog’s Japanese subsidiary, Nihon Moog K.K. located in Hiratsuka, Japan. Moog, Inc. is the global leader in electro-hydraulic servo control technology with focus on the aerospace and defense sectors. It was recognized as one of The 100 Best Companies to Work for in America by Fortune Magazine.

Mr. Burgess earned a Bachelor of Science in Engineering from Bath University in England, and a Master of Business Administration from Canisius College. Currently Mr. Burgess is a Director of Bird Technologies Corporation of Solon, Ohio.

As a result of the positions and experience described above, Mr. Burgess demonstrates leadership skills with his strong background in financial and accounting matters. He serves as Chairman of the Audit Committee as well as the Audit Committee financial expert. The Company believes that Mr. Burgess' academic background, and his experience in executive positions at a range of companies in industries related to that of the Company, qualify him to serve as a member of the Board of Directors.

F. Eric Armenat, 63, has served as a director since 2018.

Mr. Armenat has 40 years of business experience across a myriad of industries both private and public. He most recently served as the President and Chief Executive Officer of Multisorb Filtration Group which he successfully spearheaded the sale of in early 2018 from a private equity owner. Multisorb is the world leader in the active packaging industry solving complex technical challenges in the pharmaceutical, food, and industrial markets.

From 2012 to 2016, Mr. Armenat served and President and Chief Executive Officer for several companies owned by private equity. These companies included healthcare delivery, medical waste collection and disposal as well as active packaging. He was responsible for the successful business improvement and eventual divestiture of the companies.

From 2009 to 2012, Mr. Armenat served as Chief Operating Officer of Avox Systems (Zodiac Aerospace), a leading supplier of aircraft oxygen systems. From 1994 to 2009, he served as Vice President of Operations and then President and General Manager of Carleton Technologies (Cobham Mission Systems), a global leader of technology for the military and commercial aviation markets. Mr. Armenat also worked as an Operations Management Consultant with Ernst and Young beginning in 1984.

Mr. Armenat earned his Bachelor of Science Degree in Industrial Engineering from Southern Illinois University and his MBA in Finance and Accounting from St. Bonaventure University. He also proudly served in the United States Air Force.

Mr. Armenat’s management and industry experience enable him to provide the Board with a perspective on the Company’s business, operations, and strategic issues. The Company believes that Mr. Armenat's education, positions and experience described above qualify him to serve as a member of the Board of Directors.

Class 2 Director Whose Term Will Expire in 2023

Timothy J. Sopko, 56, has served as a director since 2020.

Mr. Sopko’s business experience spans more than thirty years in Aerospace (Military and Civil), Industrial as well as Commercial markets with a primary focus in the areas of Engineering, Product Development, Program Management, Operations, and Business Management.

Prior to joining Taylor Devices as CEO in April 2019, Mr. Sopko was Vice President and General Manager of Carleton Technologies Inc. (d.b.a. Cobham Mission Systems) in Orchard Park, New York, a Department of Defense Contractor. While there, he also held the positions of General Manager, Director of Engineering and Programs, Director of Engineering and Director of Business Development. Under Mr. Sopko’s leadership as VP and GM, Carleton successfully grew annual sales from $110m to over $200m.

After nine years of Design Engineering and Program Management in industry (1988-1997), Mr. Sopko co-founded Comprehensive Technical Solutions Inc., a New York State S-corporation that provides product design engineering services to companies across the United States as well as produces and supports a portfolio of internally funded products.

Mr. Sopko is a Mechanical Engineering graduate of The State University of New York at Buffalo where he was also a member of the University’s Mechanical and Aerospace Dean’s Advisory Board for over ten years. Mr. Sopko is also an author and/or co-author on several US Patents. The combination of Mr. Sopko’s knowledge and experience in various management positions within the industry is the basis for the Nominating Committee’s appointment of Mr. Sopko to serve as a member of the Board of Directors.

CORPORATE GOVERNANCE

Board Committees and Meetings

During the fiscal year ended May 31, 2022, the Board of Directors met three times with all the directors in attendance. All Board members traditionally attend the annual meeting, notwithstanding that the Company does not have a policy with regard to attendance. All five Board members attended the Company's Annual Meeting of Shareholders held on October 22, 2021.

The Executive Committee, between meetings of the Board of Directors and to the extent permitted by law, exercises all the powers and authority of the Board in the management of the business of the Company. The Executive Committee is comprised of Messrs. Carey, Burgess and Armenat and chaired by Mr. Burgess.

The Audit Committee represents and assists the Board of Directors with its oversight of the integrity of the Company's financial statements and internal controls, the Company's compliance with legal and regulatory requirements, the independent auditor's qualifications and independence and the performance of the Company's internal audit function and independent auditor. Except as otherwise required by applicable laws, regulations or listing standards, all major decisions are considered by the Board of Directors as a whole.

The Audit Committee, comprised of Messrs. Carey, Burgess and Armenat and chaired by Mr. Burgess, is governed by an Audit Committee Charter which was revised and adopted by the Board of Directors. Mr. Burgess also serves as the Audit Committee financial expert. The Audit Committee met five times in fiscal 2022, with all members in attendance.

The Compensation Committee, comprised of Messrs. Carey, Burgess and Armenat and chaired by Mr. Armenat, reviews the compensation of the Company's executive officers, and makes recommendations in that regard to the Board as a whole. The Committee also administers the Company's stock option plans. The Compensation Committee met three times in fiscal 2022, with all members in attendance.

The Nominating Committee, comprised of Messrs. Carey, Burgess and Armenat and chaired by Mr. Carey, is responsible for identifying and evaluating individuals qualified to become Board members and recommending to the Board candidates to stand for election or re-election as directors. The Nominating Committee met twice in fiscal 2022, with all members in attendance.

The Charters for the Company’s Audit, Compensation and Nominating Committees are available online at www.taylordevices.com/investors. Shareholders may also request a printed copy upon written request to: Mark V. McDonough, Corporate Secretary, Taylor Devices, Inc., 90 Taylor Drive, North Tonawanda, New York 14120.

Independence. Messrs. Carey, Burgess and Armenat are independent directors within the meaning of Rule 5605 of the applicable NASDAQ Capital Market listing standards.

Nominating Committee

The Nominating Committee is governed by the terms of its Charter with respect to the consideration and selection of nominees proposed for election to the Board of Directors, including those recommended by shareholders.

The Criteria and Procedures.

The Company strives to have a Board of Directors which will work diligently to promote the long-term interests of the Company and its shareholders. To that end, the Nominating Committee Charter sets forth certain director qualification criteria (the "Criteria") which the Nominating Committee and the Board believes are necessary for a director of the Company to possess and provides a description of the procedures to be followed when making a recommendation as to any nominee. So long as any individual proposed by shareholders meets the Criteria, the Nominating Committee will consider such recommendations on the same basis as other candidates. The Criteria include integrity, reputation, judgment, knowledge, independence, experience and accomplishments, board interaction, skills, and long-term commitment. The Committee is required to apply the Criteria to candidates recommended by a Nominating Committee member, other directors, and management, as well as to any candidate meeting the Criteria recommended by shareholders.

During the selection process, the Nominating Committee seeks inclusion and diversity within the Board and adheres to the Company's policy of maintaining an environment free from discrimination based upon race, color, religion, national origin, sex, age, disability, sexual preference or orientation, marital status, or any other unlawful factor. The Board strives to nominate directors with a variety of complementary skills so that, as a group, the Board will possess the appropriate talent, skills, and expertise to oversee the Company's business.

The Nominating Committee annually reviews the requirements relating to diversity and recommends to the Board any changes it believes appropriate to reflect best practices. In addition, the Board assesses annually its overall effectiveness by means of a self-evaluation process. This evaluation includes, among other things, an assessment of the overall composition of the Board, including a discussion as to whether the Board has adequately considered diversity, among other factors, in identifying and discussing director candidates.

The Evaluation Process.

The Nominating Committee Charter also describes the process for identifying and evaluating nominees for director, including those nominated by shareholders. In each instance, the Nominating Committee must assess the Board's present and anticipated strengths and needs, based upon the Company's current and future needs. The selection of candidates is intended to provide the Board with an appropriate balance of expertise or experience in accounting and finance, technology, management, international business, compensation, corporate governance, strategy, industry knowledge and general business matters.

Management's Nominees.

The Board of Directors recommended Mr. Alan Klembczyk as management’s proposed Class 3 Director nominee and Mr. Robert Carey as management’s proposed Class 3 Director nominees to stand for election by shareholders at this Annual Meeting. In addition to other criteria, any nominee recommended must meet independence standards set forth in of Rule 5605 of the NASDAQ Capital Market listing standards.

Nominees by Shareholders.

Shareholders of the Company may make their suggestions for a director nominee to the entire Board of Directors or to any individual director, by a submission directed to the Company's Corporate Secretary's Office. The Corporate Secretary's Office will then forward the recommendation, together with all supporting documentation, to Mr. Carey, as Chairman of the Nominating Committee. Supporting documentation must include a detailed background of the proposed candidate and demonstrate how the candidate meets the Criteria.

Recommendations should be sent c/o Corporate Secretary's Office, Taylor Devices, Inc., 90 Taylor Drive, North Tonawanda, NY 14120.

Communicating with the Board of Directors

Although the Board of Directors does not have a formal procedure for shareholders to send communications to the Board of Directors, a shareholder may communicate with the Company at its website at www.taylordevices.com/about-us/investors. The Company will relay communications to specified individual directors if an express request to do so is included in the shareholder communication.

Code of Ethics

On August 23, 2003, the Company adopted a Code of Ethics (the "Code") which is a compilation of written standards reasonably designed to deter wrongdoing and promote honest and ethical conduct. Code requirements include, among others, the preparation of full, fair, timely and understandable disclosure in documents that the Company files with and submits to the SEC; compliance with governmental laws, rules and regulations; prompt internal reporting of violations to the Code; and accountability for adherence to the Code. There have been no amendments to the Code since its adoption and it was re-adopted by the Board of Directors on March 12, 2020.

Board Leadership Structure

Subsequent to the retirement of Douglas P. Taylor on May 31, 2018, the Board of Directors appointed long-time independent director John Burgess as Chairman of the Board. The Board also appointed Timothy J. Sopko as Chief Executive Officer in April 2019. In doing so, the Board believes that this is the most effective leadership structure for the Company and is in the best interests of its shareholders. The Board believes that Messrs. Burgess and Sopko are best suited to serve in their respective roles because their collective knowledge and experience within the industry will allow them to identify strategic priorities and opportunities, and thus, more effectively execute the Company's strategy and achieve long-term success.

Board Risk Oversight

Risk management is primarily the responsibility of the Company's management; however, the Board has responsibility for overseeing management's identification and management of those risks. The Board considers risks in making significant business decisions and as part of the Company's overall business strategy. The Board and its committees, as appropriate, discuss and receive periodic updates from senior management regarding significant risks, if any, to the Company in connection with the annual review of the Company's business plan and its review of budgets, strategy, and major transactions.

Each Board committee assists the Board in overseeing management of the Company's risks within the areas delegated to that committee, and is tasked with reporting to the full Board, as appropriate. The Audit Committee is responsible for risks relating to its review of the Company's financial statements and financial reporting processes, the evaluation of the effectiveness of internal control over financial reporting, and compliance with legal and regulatory requirements. The Compensation Committee is responsible for monitoring risks associated with the design and administration of the Company's compensation programs. The Nominating Committee oversees risk as it relates to the Company's corporate governance processes. Each committee has full access to management. In addition, the Audit Committee meets regularly with the Company's independent auditors.

Report of the Audit Committee for the Fiscal Year Ended May 31, 2022

The information contained in this Audit Committee Report shall not be deemed to be soliciting material or deemed to be filed with or incorporated by reference in filings with the U.S. Securities and Exchange Commission ("SEC"), or subject to the liabilities of Section 18 of the Securities Exchange Act of 1934.

As required by the terms of the Audit Committee Charter, the undersigned members of the Audit Committee have:

1.	Reviewed and discussed the Company's audited financial statements with management of the Company;
2.

Reviewed and discussed with the Company's independent registered public accounting firm the matters required to be discussed by the Public Company Accounting Oversight Board Auditing Standards No. 16 (Communication with Audit Committees);

3.

Received the written disclosures and the letter from Lumsden & McCormick, LLP, as required by the Public Company Accounting Oversight Board regarding Lumsden & McCormick's communications with the Audit Committee concerning independence, and has discussed with Lumsden & McCormick their independence; and

4.	Based on the foregoing, the Audit Committee has recommended to the Company's Board of Directors that the Company's audited financial statements be included in its Annual Report on Form 10-K for fiscal 2022 for filing with the SEC.

Respectfully submitted, John Burgess F. Eric Armenat Robert M. Carey

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Director Compensation – Fiscal 2022

Each non-employee member of the Board of Directors receives a $3,500 quarterly retainer fee. Effective in fiscal 2023, the Chairman of the Board of Directors receives a $11,000 quarterly retainer fee and the other two non-employee members of the Board of Directors receives a $7,000 quarterly retainer fee.

The Audit Committee meets independently of the Board of Directors not less than five times each year. Each committee member receives a fee of $1,000 per committee meeting. Effective in fiscal 2023, each committee member receives a fee of $2,000 per committee meeting.

The Nominating Committee meets independently of the Board of Directors not less than twice a year. Each committee member receives a fee of $500 per committee meeting. Effective in fiscal 2023, each committee member receives a fee of $1,000 per committee meeting.

The Compensation Committee meets independently of the Board of Directors not less than twice a year. Each committee member receives a fee of $500 per committee meeting. Effective in fiscal 2023, each committee member receives a fee of $1,000 per committee meeting.

Pursuant to the formula set forth in the 2018 Taylor Devices, Inc. Stock Option Plans on April 18, 2022, the fixed date of the grant, each director and the Company's Chief Financial Officer were granted options to purchase 5,000 shares of the Company's stock. The exercise price on April 18, 2022 was $9.53, which was the fair market value for a share of common stock according to the terms of the 2018 Plan. The fair market value is the mean between the high and low prices for a share of common stock as quoted by NASDAQ on the date of the grant. If there is only one price quoted for the day of the grant, the fair market value shall be such price; and if no such price is quoted for the day of the grant, the fair market value shall be the previous closing price. In the event that no previous closing price is available, then the fair market value of one share of Common Stock on the day the option is granted shall be determined by the Committee or by the Board.

Director Compensation Table

Name	Fees earned or paid in cash ($)	Stock awards ($)	Option awards ($)	Non-equity incentive plan compensation ($)	Nonqualified deferred compensation earnings ($)	All other compensation ($)	Total ($)
John Burgess	$21,500	-	$12,586	-	-	$1,000	$35,086
F. Eric Armenat	$21,500	-	$12,586	-	-	$1,000	$35,086
Robert M. Carey	$21,500	-	$12,586	-	-	$1,000	$35,086

Assumptions made in the valuation of option awards are described in Note 14 to the Company's Consolidated Financial Statements included in the Company's Annual Report to Shareholders accompanying this Proxy Statement.

EXECUTIVE COMPENSATION

Overview of Compensation Program

The primary purpose of the Compensation Committee is to annually review and approve the Company's overall compensation philosophy and establish corporate goals and objectives in accordance with such philosophy.

Duties and Responsibilities

In keeping with its primary purpose, the committee annually evaluates the performance of the Company's executive officers; determines and approves the compensation of the CEO, including individual elements of salary, bonus, supplemental retirement, incentive and equity compensation, and determines and approves executive officer (non-CEO) compensation, incentive compensation plans and equity-based plans. In its deliberations, the committee considers company performance, compensation at comparable companies, past years' compensation to the company's executive officers and other relevant factors.

The following table sets forth certain information concerning compensation of, and stock options held by the Company's Chief Executive Officer, President and Chief Financial Officer as of May 31, 2022.

Summary Compensation Table

Name and principal position	Year	Salary ($)	Bonus ($)	Stock awards ($)	Option awards ($)	Nonequity incentive plan compensation ($)	Change in pension value and nonqualified deferred compensation earnings ($)	All other compensation ($)	Total ($)
Timothy J. Sopko Chief Executive Officer	2022 2021	$250,000 $250,000	$69,691 -	None None	$12,586 $17,438	- -	None None	$22,650 $23,668	$362,427 $291,106
Alan R. Klembczyk President	2022 2021	$235,000 $235,000	$65,511 -	None None	$12,586 $17,438	- -	None None	- $11,361	$313,097 $263,799
Mark V. McDonough Chief Financial Officer	2022 2021	$220,000 $220,000	$61,329 -	None None	$12,586 $17,438	- -	None None	- $11,346	$293,915 $248,783

Pursuant to its Management Bonus Policy, for the fiscal year ended May 31, 2022, the Company paid bonuses to the executive officers named in the Summary Compensation Table above. Under the policy, the Compensation Committee may approve payment for performance based on an amount, calculated in the aggregate for all participants, and of no more than 15% of net income of the Company for the fiscal year then ended.

Option awards include 5,000 options awarded to Mr. Sopko in 2022 and 2021; 5,000 options awarded to Mr. Klembczyk in 2022 and 2021; and 5,000 options awarded to Mr. McDonough in 2022 and 2021. See also Security Ownership of Certain Beneficial Owners and Management.

Assumptions made in the valuation of option awards are described in Note 14 to the Company's Consolidated Financial Statements included in the Company's Annual Report to Shareholders accompanying this Proxy Statement.

Outstanding Equity Awards at Fiscal 2022 Year-End

	Option Awards					Stock Awards
Name	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable	Equity incentive plan awards: Number of securities underlying unexercised unearned options (#)	Option exercise price ($)	Option expiration date	Number of shares or units of stock that have not vested (#)	Market value of shares or units of stock that have not vested ($)	Equity incentive plan awards: Number of unearned shares, units or other rights that have not vested (#)	Equity incentive plan awards: Market or payout value of unearned shares, units or other rights that have not vested ($)
Timothy J. Sopko	5,000 5,000 5,000	None	None	$ 9.8500 $11.9500 $9.5250	04/18/30 04/22/31 04/18/32	None	None	None	None
Alan R. Klembczyk	3,000 3,000 3,000 5,000 5,000 5,000 5,000	None	None	$12.8000 $19.2550 $12.2792 $11.9750 $ 9.8500 $11.9500 $9.5250	08/12/25 08/03/26 08/04/27 04/18/29 04/18/30 04/22/31 04/18/32	None	None	None	None
Mark V. McDonough	4,000 5,000 5,000 5,000 5,000 5,000 5,000 5,000 5,000 5,000 5,000	None	None	$ 8.0550 $ 7.7400 $ 8.9851 $12.2000 $16.4000 $13.8000 $10.3000 $11.9750 $ 9.8500 $11.9500 $9.5250	08/07/22 04/18/23 04/18/24 04/18/25 04/18/26 04/18/27 04/18/28 04/18/29 04/18/30 04/22/31 04/18/32	None	None	None	None

Employment and Change in Control Agreements

As of August 9, 2021, Mr. Sopko and, as of June 1, 2018, Messrs. Klembczyk and McDonough (each, an "Executive") entered into Employment Agreements with the Company (together, the "Agreements"). By their terms, the Agreements will automatically renew each year after the date of this agreement (the “Initial Term”) provided however, that either party may elect not to renew this Agreement for any Renewal Period by providing 90 days written notice of such election prior to the end of the Initial Term or any Renewal Period. The Company may terminate the employment of an Executive in its absolute discretion, without Cause (as defined in the applicable Agreement), and for any reason. The Executive may terminate the Agreement and his employment at any time and for Good Reason (as defined in the applicable Agreement).

Each Agreement provides for the payment of a Severance Package of (i) the continuation of the Executive’s base salary for a period of 12 months and (ii) if, the Executive makes a valid election pursuant to the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended (COBRA) for continuation of health insurance under the applicable Company plan, reimbursement of premiums for such coverage for a period of up to 12 months. If the Agreement is not renewed by the Executive, no Severance Package shall be paid. If the Agreement is not renewed by the Company, the Executive shall be entitled to the Severance Package. Each Executive has agreed to a non-competition clause for 12 months after termination of employment with the Company, in any location where the Company has made sales within the five years preceding termination.

The Company agrees to pay Messrs. Sopko, Klembczyk and McDonough base salaries of $257,500, $242,000 and $226,600 per year, respectively, subject to increase at the discretion of the Board. Executives shall be eligible for an Incentive Compensation Plan based on Company performance as approved by the Board of Directors.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth certain information regarding the beneficial ownership of the Company's common stock as of August 22, 2022, with respect to (i) each person known by the Company to be the beneficial owner of more than 5% of the Company's common stock, (ii) each of the Company's directors and nominees for director, (iii) each named executive officer and (iv) all the directors and executive officers as a group. All information is based solely upon ownership filings made by such persons with the Securities and Exchange Commission, or upon information provided by such persons to the Company.

Name of Beneficial Owner	Number of Shares		Percentage of Common Stock Owned

Janney Montgomery Scott LLC 1717 Arch Street Philadelphia, PA 19103	339,196		9.7

Ira Sochet 121 14th Street Belleair Beach, FL 33786	459,015		13.12

Management	Number of Shares		Percentage of Common Stock Owned

John Burgess	75,000	(1)	2.04

Mark V. McDonough	62,000	(1)	1.69

Alan R. Klembczyk	31,123	(1)	0.85

Timothy J. Sopko	21,000	(1)	0.57

F. Eric Armenat	20,000	(1)	0.54

Robert M. Carey	12,500	(1)	0.34

All of the Directors and Executive Officers as a group	221,623		6.03
(1)	Includes options granted to directors and officers which have not been exercised: 50,000 by Mr. Burgess, 50,000 by Mr. McDonough, 20,000 by Mr. Armenat, 29,000 by Mr. Klembczyk, 15,000 by Mr. Sopko and 10,000 by Mr. Carey. These options were granted pursuant to the 2012 Taylor Devices, Inc. Stock Option Plan ("2012 Plan"), the 2015 Taylor Devices, Inc. Stock Option Plan ("2015 Plan") and the 2018 Taylor Devices, Inc. Stock Option Plan “2018 Plan).

Indemnification Insurance for Directors and Officers

On August 23, 2022, the Company purchased a director and officer indemnification insurance policy written by the Cincinnati Insurance Company. The renewal was for a one-year period at an annual premium of $46,450. The policy provides indemnification benefits and the payment of expenses in actions instituted against any director or officer of the Company for claimed liability arising out of his conduct in such capacities. No payments or claims for indemnification or expenses have been made under any directors' and officers' insurance policies purchased by the Company.

The Company has entered into Indemnity Agreements with its directors and certain officers. Although the Company's by-laws and the New York Business Corporation Law (the "BCL") authorize the Company to indemnify directors and officers, neither require the directors and officers to be indemnified during the pendency of litigation or specify the times at which the Company is obligated to reimburse an indemnified person for expenses. The Indemnity Agreements provide that the Company will advance litigation expenses to the person indemnified while the action is pending, upon the indemnified person's assurance (as required by the BCL) that the advance will be returned if the indemnified person is ultimately found not to be entitled to it.

Equity Compensation Plan Information

The following table sets forth information regarding equity compensation plans of the Company as of May 31, 2022.

	Equity Compensation Plan Information
Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants, and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders
2008 Stock Option Plan 2012 Stock Option Plan 2015 Stock Option Plan 2018 Stock Option Plan	4,750 52,000 90,000 136,250	$ 8.06 $11.30 $12.72 $10.75	- - - 23,750
Equity compensation plans not approved by security holders
2004 Employee Stock Purchase Plan (1)	-	-	217,287
Total	283,000		241,037

(1)	The Company's 2004 Employee Stock Purchase Plan (the "Employee Plan") permits eligible employees to purchase shares of the Company's common stock at fair market value through payroll deductions and without brokers' fees. Such purchases are without any contribution on the part of the Company.

OTHER PLANS

The Company adopted an Employee Stock Purchase Plan in 2004. As of August 23, 2022, there are 216,932 shares available for sale to qualified employees. The Company also provides a 401(k) plan.

TRANSACTIONS WITH MANAGEMENT AND OTHERS

None.

BOARD DIVERSITY MATRIX

Board Diversity Matrix (As of August 22, 2022)
Total Number of Directors	5
	Female	Male
Directors	0	5
Number of Directors who identify in Any of the Categories Below:
White	0	5
Military Veterans	3

The Board of Directors thinks that the present size of the Board, consisting of five directors, is sufficient for the size and operations of the Company.  The Board views the increasing the size of the Board by adding additional directors to be too expensive for a business the size of the Company.  The Board considers the present Board members to be valuable and necessary for the continued operation of the Board.  Consequently, the Board considers its present make-up to be good for the Company at this time.

PROPOSAL 3

RATIFICATION OF THE APPOINTMENT OF

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee engaged Lumsden & McCormick, LLP to serve as the Company's independent registered public accounting firm for the fiscal year ending May 31, 2023. Although the Audit Committee is not required to do so, it is submitting its expected selection for ratification to the Annual Meeting in order to ascertain the views of the shareholders. The Audit Committee will not be bound by the vote of the shareholders; however, if the proposed selection is not ratified, the Audit Committee will revisit its selection.

A representative of Lumsden & McCormick, LLP will be present at the meeting, will be available to respond to appropriate questions and will have the opportunity to make a statement if he or she desires to do so.

The Audit Committee approves all professional services, including tax related services, provided to the Company by Lumsden & McCormick, LLP. Regarding "Audit and Audit-Related" services, the Committee reviews the annual audit plan and approves the estimated audit budget in advance. The aggregate fees billed by Lumsden & McCormick, LLP for professional services to the Company were $119,000 and $116,000 for the fiscal years ended May 31, 2022 and 2021.

Audit Fees

The aggregate fees billed by Lumsden & McCormick, LLP for professional services rendered in connection with the audit of the Company's annual financial statements, the review of the Company's quarterly financial statements and services that are normally provided in connection with statutory and regulatory filings or engagements were $94,000 and $92,000 for the fiscal years ended May 31, 2022 and 2021.

Audit-Related Fees

There were no aggregate fees billed by Lumsden & McCormick, LLP for professional assurance and related services reasonably related to the performance of the audit of the Company's financial statements, but not included under Audit Fees, for the fiscal years ended May 31, 2022 and 2021.

Tax Fees

The aggregate fees billed by Lumsden & McCormick, LLP for professional services for tax compliance, tax advice and tax planning were $19,000 and $11,000 for the fiscal years ended May 31, 2022 and 2021.

All Other Fees

The aggregate fees billed by Lumsden & McCormick, LLP for the professional services rendered in connection with the audit of the Company’s 401(k) Plan were $6,000 and $13,000 for the fiscal years ended 2022 and 2021.

Pre-approval Policies and Procedures

The Audit Committee has adopted a policy that requires advance approval of all audit, audit-related, tax services and other services performed by the independent auditor. The policy provides for pre-approval by the Audit Committee of specifically defined audit and non-audit services. Unless the specific service has been previously pre-approved with respect to that year, the Audit Committee must approve the permitted service before the independent auditor is engaged to perform it.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE APPOINTMENT OF LUMSDEN & MCCORMICK, LLP AS THE COMPANY'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING MAY 31, 2023, BE RATIFIED AND URGES YOU TO VOTE "FOR" THIS PROPOSAL.

PROPOSAL 4

ADOPTION OF THE 2022 TAYLOR DEVICES, INC. STOCK OPTION PLAN

The 2022 Taylor Devices, Inc. Stock Option Plan ("2022 Plan") provides for the grant of options to purchase common stock in the Company to certain employees of the Company as well as to the Company's directors. The employees will be selected by the Compensation Committee of the Board of Directors of the Company, which is comprised of two or more Directors, appointed by the Board, selected from those directors who are not employees of the Company ("Committee"). The current Compensation Committee members are Messrs. Carey, Burgess and Armenat. If shareholders at the Annual Meeting adopt the 2022 Plan, the Committee will remain the same. Committee members are eligible to participate in the 2022 Plan on a restricted basis pursuant to a predetermined formula.

The Committee is authorized to designate an option as either an "Incentive Stock Option" or a "Non-Qualified Stock Option" under the provisions of the Internal Revenue Code of 1986, as amended ("Code"). If the 2022 Plan is approved by the shareholders, a maximum of 260,000 shares of common stock will be reserved for the grant of options.

Incentive Stock Options to purchase 7,000 shares of common stock will be granted annually to each employee director and Non-Qualified Stock Options to purchase 7,000 shares of common stock will be granted annually to each non-employee director, on April 18th of each year that the 2022 Plan is in effect, commencing April 18, 2023. No additional options may be granted to such individuals, absent an amendment to the 2022 Plan, which amendment must be approved by the shareholders. If the President of the Company determines, in his sole discretion, that on such date the Company is in possession of material non-public information concerning the Company's business, the grant shall be delayed until the third day following publication of such information, or the date of the event which renders such information immaterial.

The option price shall be 100% of the fair market value of each share of common stock on the date the option is granted. If an Incentive Stock Option is granted to an individual owning (directly or indirectly) more than 10% of the total combined voting power of outstanding common stock of the Company, the purchase price per share shall be 110% of the fair market value of the stock at the date of grant, and the option, by its terms, will not be exercisable more than five years from the date of grant.

For purposes of the 2022 Plan, "fair market value" is the mean between the high and low prices for a share of common stock, as quoted by the NASDAQ system for the date of grant. If there is only one price quoted for the day of grant, then the fair market value shall be such price; and if no such price is quoted for the day of the grant, the fair market value shall be the previous closing price. In the event no such price is available, then the fair market value of one share of common stock on the date the option is granted shall be determined by the Committee or by the Board of Directors. The fair market value of the common stock as of August 22, 2022 was $10.10.

Options granted under the 2022 Plan shall terminate on the date determined by the Committee and specified in the option agreement which will accompany each grant of an option, but, in any event, not later than 10 years after the date of grant (or five years in the case of an option granted to a more than ten percent shareholder). An option held by an individual whose employment is terminated shall terminate (1) if the option holder's employment is terminated due to becoming permanently and totally disabled, one year after the date of termination of employment (in the case of Incentive Stock Options) and upon the expiration date (in the case of Non-Qualified Stock Options); (2) if the option holder's employment is terminated due to death or if the option holder dies within three months after termination of employment (a) in the case of an Incentive Stock Option, one year after the date of termination of employment, and (b) in the case of a Non-Qualified Option, within one year from the date of the option holder's death; (3) immediately, if employment is terminated for cause, unless some other expiration date is fixed by the Committee; or (4) three months after the date employment terminates for any other reason (in the case of Incentive Stock Options), or (in the case of Non-Qualified Stock Options), unless another date is fixed by the Committee, 18 months after employment terminates. Whether an authorized leave of absence for military or governmental service constitutes termination of employment for purposes of the 2022 Plan shall be determined by the Committee. In no event, however, shall any option be exercisable after its expiration date.

No option granted under the 2022 Plan is assignable or transferable, other than by will or the laws of descent and distribution; during the lifetime of the optionee, the option shall be exercisable only by the optionee.

The full text of the 2022 Plan is annexed as Appendix A.

Accounting Treatment

SEC Regulations require the Company to treat an option grant and exercise as a charge against earnings.

Tax Treatment

The Company is advised by counsel that, under the present provisions of the Code and Code regulations, the federal income tax treatment of stock options under the 2022 Plan will depend upon whether the option is (1) an Incentive Stock Option intended to qualify under Section 422 of the Code or (2) a Non-Qualified Stock Option (all other options).

The federal income tax consequences described in this section are based on laws and regulations in effect on August 20, 2022, and there is no assurance that the laws and regulations will not change in the future and affect the tax consequences of the matters discussed in this section. Optionees also may be subject to additional taxes under state tax laws which may differ from the applicable federal income tax laws described in this section.

Incentive Stock Options. Generally, no taxable income is recognized by an employee upon the grant or exercise of an Incentive Stock Option. If common stock acquired pursuant to the exercise of an Incentive Stock Option is (i) held by the employee for at least two years from the date of grant and at least one year from the date the common stock is transferred to that employee, and, (ii) that employee remains employed by the Company at all times from the date of grant of the option until three months before the date of exercise (or one year before the date of exercise in the case of a disabled employee or three months before death in the case of a deceased employee), the employee will not recognize income for regular tax purposes upon the exercise of the option. However, exercise of an Incentive Stock Option may result in recognition of income for alternative minimum tax purposes. Neither the grant nor exercise of an Incentive Stock Option, nor any gain derived from the disposition of stock acquired by the exercise of an Incentive Stock Option will constitute taxable "wages" under the Federal Insurance Contributions Act (FICA) and Federal Unemployment Tax Act (FUTA) purposes.

Upon the later disposition of the common stock, the employee will recognize long-term capital gain or loss equal to the difference between the sales price and the purchase price. Under these circumstances, the Company will not receive a tax deduction at the time of either exercise or disposition. If the common stock acquired pursuant to the exercise of an Incentive Stock Option is not held by the employee for the time periods indicated above or otherwise fails to qualify, the option will be treated as a Non-Qualified Stock Option and the disposition will be subject to the income tax treatment described below under "Non-Qualified Stock Options".

The Committee may, in its discretion, grant options that expire later than three months after termination of employment. Options exercised later than three months after termination of employment (except in the case of disability of the employee or death of the employee within three months of termination, in which case the applicable period is one year) will be treated for income tax purposes as Non-Qualified Stock Options.

The amount by which the fair market value of the common stock on the exercise date of an Incentive Stock Option exceeds the purchase price will be an item of "tax preference" for purposes of the federal alternative minimum tax provisions of the Internal Revenue Code.

Non-Qualified Stock Options. Unlike an Incentive Stock Option, the exercise of a Non-Qualified Stock Option results in the recognition of income for tax purposes which is subject to income tax withholding and may be subject to FICA tax withholding. However, the exercise of a Non-Qualified Stock Option does not result in an item of "tax preference" for purposes of the federal alternative minimum income tax.

Upon exercise of a Non-Qualified Stock Option, an optionee will recognize ordinary income in an amount equal to the excess of the fair market value of the common stock over the option price on the date of exercise. A person subject to the "short-swing profit rule" of Section 16(b) of the Securities Exchange Act of 1934 (a "Reporting Person"), will not recognize ordinary income under the foregoing sentence for so long as the sale of the stock at a profit would subject such Reporting Person to suit under the short-swing profit rule.

To the Company. In general, the Company will be entitled to a deduction (subject to any general limitations) in connection with awards under the Plan only at such time, and in such amount, as optionees recognize ordinary income in connection with the awards. Thus, in the case of an Incentive Stock Option, assuming there is no disqualifying disposition, the Company will not be entitled to a deduction because the optionees will not recognize ordinary income. If there is a disqualifying disposition, the optionee shall recognize ordinary income and the Company will therefore be entitled to claim the available deduction. In addition, when exercise of a Non-Qualified Stock Option results in ordinary income to the optionee, the Company will be entitled to claim the available deduction.

Gain and Loss. If common stock acquired through the exercise of an Incentive Stock Option or a Non-Qualified Stock Option is sold, the optionee will generally recognize capital gain (or loss) equal to the amount by which the proceeds of sale exceed (or are less than) the optionee's basis in that common stock. For purposes of computing gain, the optionee's basis in the common stock will generally be its option price plus the amount of ordinary income recognized by the optionee (if any) upon exercise of the option. The gain (or loss) will be long term if the common stock acquired under the 2022 Plan has been held for more than 12 months.

If an optionee pays part or all of the exercise price of an Incentive Stock Option or a Non-Qualified Stock Option by surrendering previously acquired Company common stock, then such optionee's tax basis (and capital gains holding period) in the surrendered shares carries over to an equivalent number of shares purchased by exercise of the Option. If the optionee uses stock previously acquired as Incentive Stock Option stock for purposes of paying for stock in a later exercise but prior to the expiration of the required holding period for the Incentive Stock Option stock, such exchange will be treated as a disqualifying disposition for such previously acquired stock. In such a case, the basis of the exchanged shares is equal to the basis of the previously acquired stock used to exercise the option plus the additional compensation recognized by the optionee by reason to the disqualifying disposition. Any option shares acquired for consideration other than the exchange of the previously acquired stock will have a basis equal to the amount paid to exercise the option.

Stock Characteristics

The common stock to be issued or transferred pursuant to the 2022 Plan will be stock which will be made available, at the discretion of the Board of Directors of the Company, either from authorized but unissued shares, or from shares reacquired by the Company, including shares purchased on the open market.

No preemptive rights are applicable to the shares covered by the 2022 Plan. The cash proceeds to be received by the Company upon exercise of the options will be used for general corporate purposes.

Number of Options

On August 22, 2022, there were 278,250 options granted to optionees and outstanding under the Taylor Devices, Inc. Stock Option Plans. 23,750 options remain available for grant under the 2018 Plan. The options under the 2018 Plan will be in addition to options available under the 2022 Plan. The Company intends to grant the remaining options under the 2018 Plan to eligible optionees during the fiscal year ending May 31, 2023.

Resolution

In order to adopt the 2022 Plan, shareholders are requested to approve and adopt the following resolution at the Annual Meeting of Shareholders:

RESOLVED, that the 2022 Taylor Devices, Inc. Stock Option Plan, attached as Appendix A to the Company's Proxy Statement and furnished to shareholders in connection with the Annual Meeting of Shareholders of the Company held on October 21, 2022, be, and hereby is, approved and adopted.

If approved and adopted, the 2022 Plan will become effective on the date of adoption by shareholders.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU

VOTE "FOR" THIS PROPOSAL.

GENERAL INFORMATION

Voting

Under the Business Corporation Law of New York ("BCL") and the Company's By-laws, the presence, in person or by proxy, of a majority of the outstanding common shares is necessary to constitute a quorum of the shareholders to take action at the Annual Meeting. The shares which are present or represented by a proxy will be counted for quorum purposes regardless of whether or not a broker with discretionary authority fails to exercise discretionary voting authority (a "broker non-vote") with respect to any particular matter. A shareholder attending the virtual annual meeting will be deemed to be present in person at the meeting for quorum purposes.

A nominee standing for election must be elected by a plurality of votes cast at the Annual Meeting, and if elected, serve in the class of directors to which he is elected. Withheld votes and broker non-votes will have no effect on the vote for a nominee.

Any other actions properly brought before the meeting, including Proposal 3, ratification of Lumsden & McCormick, LLP as the Company’s independent registered public accounting firm for the fiscal year ending May 31, 2023, requires a majority of the votes cast at the meeting by shareholders entitled to vote. Abstentions will have the same effect as a vote against the action. Broker non-votes will have no effect on the vote upon the action.

For voting purposes, all proxies marked "for," "against," "abstain," or "withhold authority" will be counted in accordance with such instruction as to each item.

Expenses

The expenses of this solicitation, including the costs of preparing and mailing this Proxy Statement and accompanying material, will be borne by the Company. The Company has retained the services of Regan & Associates, Inc. if needed to assist in the solicitation of proxies under a contract providing for the payment of $9,000, including out-of-pocket expenses. In addition to solicitation by mail, Regan & Associates, Inc. and regular employees of the Company may solicit proxies in person, by mail or by telephone, but no employee of the Company will receive any compensation for solicitation activities in addition to his or her regular compensation. Expenses may also include the charges and expenses of brokerage houses, nominees, custodians and fiduciaries for forwarding proxies and proxy materials to beneficial owners of shares.

Shareholder Proposals for the 2023 Annual Meeting

Procedures for a nomination by a shareholder for election as a director are described under "Nominees by Shareholders” on page 8 of this Proxy Statement.

Proposals of shareholders intended to be presented to the year 2023 Annual Meeting of Shareholders must be received by the Corporate Secretary of the Company no later than May 12, 2023, for inclusion in the Proxy Statement and form of proxy. Shareholders wishing to propose a matter for consideration at the 2023 Annual Meeting of Shareholders must follow certain specified advance notice procedures set forth in the Company's by-laws, a copy of which is available upon written request to: Mark V. McDonough, Corporate Secretary, Taylor Devices, Inc., 90 Taylor Drive, North Tonawanda, New York 14120.

The by-laws designate procedures for the calling and conduct of a meeting of shareholders, including, but not limited to, specifying who may call the meeting, what business may be conducted, the procedures with respect to the making of shareholder proposals, and the procedures and requirements for shareholder nomination of directors.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires the Company's executive officers, directors, and beneficial owners of more than 10 percent of the Company’s stock to file initial reports of ownership and reports of changes of ownership of the Company's common stock with the Securities and Exchange Commission and the Company.

Financial and Other Information

The financial statements of the Company for the fiscal year ended May 31, 2022, are contained in the Company's 2022 Annual Report which accompanies this Proxy Statement.

OTHER MATTERS

The Board of Directors knows of no other matters to be voted upon at the Annual Meeting. If any other matters properly come before the Annual Meeting, it is the intention of the persons named in the enclosed form of proxy to vote on such matters in accordance with their judgment.

By Order of the Board of Directors

/s/Mark V. McDonough
Dated:	September 6, 2022	Mark V. McDonough
	North Tonawanda, New York	Corporate Secretary

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APPENDIX A

TAYLOR DEVICES, INC.

TEXT OF THE 2022 TAYLOR DEVICES, INC.

STOCK OPTION PLAN AS PROPOSED

1.       PURPOSES OF THE PLAN

The purpose of the Taylor Devices, Inc. 2022 Stock Option Plan ("Plan") is to provide a method by which those employees of the Company who are largely responsible for the management, growth, and protection of the business, and who are making and can continue to make substantial contributions to the success of the business, may be encouraged to acquire a larger stock ownership in the Company thus increasing their proprietary interest in the business, providing them with greater incentive for their continued employment, and promoting the interests of the Company and all its shareholders. Accordingly, the Company will, from time to time during the term of the Plan, grant to such employees as may be selected in the manner provided in the Plan, options to purchase shares of Common Stock of the Company subject to the conditions provided in the Plan. A further purpose of the Plan is to compensate non-employee Directors for their service and provide them with a stake in the market value of Company Common Stock.

2.       DEFINITIONS

Unless the context clearly indicates otherwise, the following terms have the meanings set forth below.

(a)       "Board of Directors" or "Board" means the Board of Directors of the Company.

(b)       "Code" means the Internal Revenue Code of 1986, as amended.

(c)       "Committee" means the Compensation Committee of the Company as described in Section 3 of the Plan.

(d)       "Common Stock" means the common stock of the Company, $0.025 par value.

(e)       "Company" means Taylor Devices, Inc., a New York corporation with its principal place of business at 90 Taylor Drive, North Tonawanda, New York.

(f)       "Grant Date" as used with respect to a particular Option, means the date as of which such Option is granted by the Board or Committee pursuant to the Plan.

(g)       "Incentive Stock Option" means an Option that qualifies as an Incentive Stock Option as described in Section 422 of the Code.

(h)       "Non-Qualified Stock Option" means any Option granted under the Plan other than an Incentive Stock Option.

(i)       "Option" means an option granted pursuant to Section 5 of the Plan to purchase shares of Common Stock and which shall be designated as either an Incentive Stock Option or a Non-Qualified Stock Option.

(j)       "Optionee" means an individual to whom an Incentive Stock Option or a Non-Qualified Stock Option is granted pursuant to the Plan.

(k)       "Permanent and Total Disability," as applied to an Optionee, means that the Optionee has (1) established to the satisfaction of the Company that the Optionee is unable, with or without reasonable accommodation, to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve months, all within the meaning of Section 22(e)(3) of the Code, and (2) satisfied any requirement imposed by the Committee.

(l)       "Plan" means the Taylor Devices, Inc. 2022 Stock Option Plan as set forth herein and as may be amended from time to time.

(m)       "Subsidiary" means any stock corporation of which a majority of the voting common or capital stock is owned, directly or indirectly, by the Company and any company designated as such by the Committee, but only during the period of such ownership or designation.

3.       ADMINISTRATION OF THE PLAN

(a)       The Plan shall be administered by the Committee, which shall be composed of two or more Directors who are appointed by the Board of Directors and selected from those Directors who are not employees of the Company or a Subsidiary. The Board may from time to time remove members from or add members to the Committee. Vacancies on the Committee, howsoever caused, shall be filled by the Board. The Board shall select one of the Committee's members as Chairman. The Committee shall hold meetings at such times and places as it may determine, subject to such rules as to procedures not inconsistent with the provisions of the Plan as are prescribed by the Board, set forth in the Company's By-laws as applicable to the Executive Committee, and as prescribed by the Committee itself. A majority of the authorized number of members of the Committee shall constitute a quorum for the transaction of business. Acts reduced to or approved in writing by a majority of the members of the Committee then serving shall be valid acts of the Committee.

(b)       The Committee shall be vested with full authority to make such rules and regulations as it deems necessary or desirable to administer the Plan and to interpret the provisions of the Plan. Any determination, decision, or action of the Committee in connection with the construction, interpretation, administration, or application of the Plan shall be final, conclusive, and binding upon all Optionees and any person claiming under or through an Optionee unless otherwise determined by the Board.

(c)       Any determination, decision, or action of the Committee provided for in the Plan may be made or taken by action of the Board, if it so determines, with the same force and effect as if such determination, decision, or action had been made or taken by the Committee. No member of the Committee or of the Board shall be liable for any determination, decision or action made in good faith with respect to the Plan or any Option granted under the Plan. The fact that a member of the Board who is not then a member of the Committee shall at the time be, or shall theretofore have been, or thereafter may be a person who has received or is eligible to receive an Option shall not disqualify him or her from taking part in and voting at any time as a member of the Board in favor or against any amendment or repeal of the Plan, provided that such vote shall be in accordance with the recommendations of the Committee.

4.       STOCK SUBJECT TO THE PLAN

(a)       The Common Stock to be issued or transferred under the Plan will be the Company's Common Stock which will be made available, at the discretion of the Board, either from authorized but unissued Common Stock or from Common Stock reacquired by the Company, including shares purchased in the open market.

(b)       The aggregate number of shares of Common Stock which may be issued under the Plan shall not exceed 260,000 shares. In the event that any outstanding Option under the Plan for any reason expires or is terminated, the shares of Common Stock allocable to the unexercised portion of such Option may again be made subject to Option under the Plan.

5.       GRANT OF THE OPTIONS

(a)       Directors

On April 18th of each year, commencing April 18, 2023, Incentive Stock Options to purchase 7,000 shares of Common Stock shall be granted annually to each of those persons who are then employee Directors of the Company; Non-Qualified Stock Options to purchase 7,000 shares of Common Stock shall be granted annually to each of those persons who are then non-employee Directors of the Company. Each such option shall vest and be exercisable immediately upon grant and shall expire upon the date 10 years thereafter. Notwithstanding any of the provisions of the Plan to the contrary, no additional Options may be granted to Directors absent an amendment to the Plan in accordance with Section 13, which amendment must be approved by the shareholders. If the President of the Company determines in his or her sole discretion that on such date the Company is in possession of material non-public information concerning its business, such grant shall be delayed until the third day following publication of such information or the date of an event which renders such information immaterial.

(b)       Other Key Employees

The Committee may from time to time, subject to the provisions of the Plan, grant Options to key employees of the Company or of a Subsidiary who are not Directors to purchase shares of Common Stock allotted in accordance with Section 4 of the Plan. The Committee may designate any Option granted as either an Incentive Stock Option or a Non-Qualified Stock Option, or the Committee may designate a portion of the Option as an Incentive Stock Option and the remaining portion as a Non-Qualified Stock Option.

6.       OPTION PRICE

The purchase price per share of any Option granted under the Plan shall be 100 percent of the fair market value of one share of Common Stock on the date the Option is granted, except that the purchase price per share shall be 110 percent of the fair market value in the case of an Incentive Stock Option granted to an individual described in subsection 7(b) of the Plan. For purposes of the Plan, the fair market value of a share of Common Stock shall be the mean between the high and low prices for a share of Common Stock as quoted by the National Association of Securities Dealers Automated Quotation System for the day of the grant; if there is only one price quoted for the day of grant, then the fair market value shall be such price; and if no such price is quoted for the day of the grant, the fair market value shall be the previous closing price. In the event that no previous closing price is available, then the fair market value of one share of Common Stock on the day the Option is granted shall be determined by the Committee or by the Board. The purchase price shall be subject to adjustment only as provided in Section 14 of the Plan.

7.       ELIGIBILITY OF OPTIONEES

(a)       Options shall be granted only to persons who either are key employees or non-employee Directors of the Company or of a Subsidiary as determined by the Committee at the time of the grant. The term "employees" shall include persons who are Directors or Officers who are also employees of the Company or of any Subsidiary.

(b)       Any other provision of the Plan notwithstanding, an individual who owns more than ten percent of the total combined voting power of outstanding Common Stock of the Company or any Subsidiary shall not be eligible for the grant of an Incentive Stock Option unless the special requirements set forth in sections 6 and 9(a) of the Plan are satisfied. For purposes of this subsection (b), in determining stock ownership, an individual shall be considered as owning the stock owned, directly or indirectly, by or for his or her brothers and sisters, spouse, ancestors, and lineal descendants. Stock owned, directly or indirectly, by or for a corporation, partnership, estate, or trust shall be considered as being owned proportionately by or for its shareholders, partners, or beneficiaries. Stock with respect to which such individual holds an Option shall not be counted. Outstanding stock shall include all stock actually issued and outstanding immediately after the grant of the option. Outstanding stock shall not include shares authorized for issue under outstanding Options held by the Optionee or by another person.

(c)       Subject to the terms, provisions, and conditions of the Plan and subject to review by the Board, the Committee shall have exclusive jurisdiction to (1) select the key employees to be granted Options (it being understood that more than one Option may be granted to the same person), (2) determine the number of shares subject to each Option, (3) determine the date or dates when Options will be granted, (4) determine the purchase price of the shares subject to each Option in accordance with Section 6 of the Plan, (5) determine the date or dates when each Option may be exercised within the term of the Option specified pursuant to Section 9 of the Plan, (6) determine whether or not an option constitutes an Incentive Stock Option, and (7) prescribe the form, which will be consistent with the Plan, of the documents evidencing any Options granted under the Plan.

(d)       Neither anything contained in the Plan or in any document under the Plan nor the grant of any Option under the Plan shall confer upon any Optionee any right to continue in the employ of the Company or of any Subsidiary or limit in any respect the right of the Company or any Subsidiary to terminate the Optionee's employment at any time and for any reason.

8.       NON-TRANSFERABILITY

No Option granted under the Plan shall be assignable or transferable by the Optionee other than by will or the laws of descent and distribution, and during the lifetime of an Optionee, the Option shall be exercisable only by such Optionee.

9.       TERM AND EXERCISE OF OPTIONS

(a)       Each Option granted under the Plan shall terminate on the date determined by the Committee and specified in the Option Agreement, provided that each Option shall terminate not later than ten years after the Grant Date. However, any Option designated as an Incentive Stock Option granted to a more than ten percent shareholder shall terminate not later than five years after the Grant Date. The Committee, at its discretion, may provide further limitations on the exercisability of Options granted under the Plan. An Option may be exercised only during the continuance of the Optionee's employment, except as provided in Section 10 of the Plan.

(b)       A person electing to exercise an Option shall give written notice to the Company, in such form as the Committee shall have prescribed or approved, of such election and of the number of shares he or she has elected to purchase and shall at the time of exercise tender the full purchase price of any shares he or she has elected to purchase. Payment for shares of Company Stock purchased upon the exercise of an Option must be made on the effective date of the exercise by one or a combination of the following methods: (i) in cash, by personal check, certified check, bank cashier’s check or electronic funds transfer; (ii) subject to the approval of the Committee, by the Optionee tendering shares of Common Stock valued as provided in Section 6 of the Plan on the effective date of the exercise; (iii) subject to the approval of the Committee, by electing to allow the Company to retain the number of shares of Common Stock equal in value, as determined in Section 6 of the Plan, to the amount of the purchase price; (iv) by means of a broker assisted cashless exercise procedure complying with applicable law; or (v) by such other provision as the Committee may from time to time authorize. Approval of the Committee shall not be required for payment methods (ii) and (iii) for Options granted in accordance with the formula set forth in Section 5(a) of the Plan. However, if an Optionee pays the Option exercise price of a Non-Qualified Stock Option in whole or in part in the form of unrestricted Common Stock already owned by the Optionee, the Company may require that the Optionee have owned the stock for a period of time that would not cause the exercise to create a charge to the Company earnings. Such provisions may be used by the Company to prevent a pyramid exercise.

(c)       As conditions to exercising an Option, the Optionee must (1) arrange to pay the Company any amount required to be withheld under any tax law on the account of the exercise, and (2) in the case of an Incentive Stock Option, agree to notify the Company of any disqualifying disposition (as defined in Section 421 of the Code) of the Common Stock acquired upon the exercise and agree to pay the Company any amount required to be withheld under any tax law on account of the disposition. Any payment on account of withholding taxes shall be made in a form acceptable to the Committee.

(d)       An Optionee or a transferee of an Option shall have no rights as a shareholder with respect to any shares covered by his or her Option until the date the Stock Certificate is issued evidencing ownership of the shares. No adjustment shall be made for dividends (ordinary or extraordinary) whether in cash, securities, or other property, or distributions or other rights for which the record date is prior to the date such Stock Certificate is issued, except as provided in Section 14 of the Plan.

(e)       An Optionee may, in accordance with other provisions of the Plan, elect to exercise Options in any order, notwithstanding the fact that Options granted to him or her prior to the grant of the Options selected for exercise are unexpired.

(f)       To the extent that the aggregate fair market value (determined as of the Grant Date) of Common Stock with respect to which Options are exercisable for the first time by any Optionee during any calendar year (under all plans of the Company and its Subsidiaries) exceeds one hundred thousand dollars ($100,000), the Options or portions thereof which exceed such limit (according to the order in which granted) shall be treated as Non-Qualified Stock Options.

10.       TERMINATION OF EMPLOYMENT

If an Optionee severs from all employment with the Company and/or its Subsidiaries, any Option granted to him or her under the Plan shall terminate as provided in the applicable grant agreement or as the Committee may determine, and if not so provided or determined, then the Option shall terminate as follows:

(a)       An Option held by an Optionee whose employment is terminated due to becoming Permanently and Totally Disabled shall terminate (i) in the case of an Incentive Stock Option, one year after the date of termination of employment, and (ii) in the case of a Non-Qualified Stock Option, upon its expiration date;

(b)       An Option held by an Optionee whose employment is terminated due to death or who dies within three months after termination of employment shall terminate (i) in the case of an Incentive Stock Option, one year after the date of termination of employment, and (ii) in the case of a Non-Qualified Stock Option, within one year from the date the Optionee's death, and the Option shall be exercisable within such period of one year by the executor or administrator of the Optionee's estate or by the person to whom the Optionee shall have transferred such right by last will and testament or by the laws of descent or distribution;

(c)       An Incentive Stock Option or a Non-Qualified Stock Option held by an Optionee whose employment terminates for cause, as determined by the Committee, shall expire immediately upon the date of termination unless some other expiration date is fixed by the Committee; and

(d)       An Option held by an Optionee whose employment terminates for any reason other than those specified in subsection (a), (b), or (c) above shall expire (i) in the case of an Incentive Stock Option, three months after the date of termination of employment, and (ii) in the case of a Non-Qualified Stock Option, unless another date is fixed by the Committee, eighteen months after the date of termination.

The foregoing notwithstanding, no Option shall be exercisable after its expiration date.

Whether an authorized leave of absence or an absence for military or governmental service shall constitute termination of employment for purposes of the Plan shall be determined by the Committee, which determination shall be final, conclusive, and binding upon the affected Optionee and any person claiming under or through such Optionee. Termination of employment with any Subsidiary in order to accept employment with another Subsidiary or while remaining an employee of the Company or of any of its Subsidiaries shall not be a termination of employment for the purposes of this Section 10.

11.       MODIFICATION, EXTENSION, AND RENEWAL

Subject to the terms and conditions and within the limitations of the Plan, the Committee may modify, extend, or renew outstanding Options (to the extent not theretofore exercised) and authorize the granting of new Options in substitution therefor. Without in any way limiting the generality of the foregoing, the Committee may grant to an Optionee, if he or she is otherwise eligible and consents thereto, a new or modified Option in lieu of an outstanding Option for a number of shares at an exercise price and for a term which are greater or less than under the earlier Option or may do so by cancellation and re-grant, amendment, substitution, or otherwise, subject only to the general limitations and conditions of the Plan. The foregoing notwithstanding, no modification of an Option shall, without consent of the Optionee, alter or impair any rights or obligations under any Option theretofore granted under the Plan.

12.       PERIOD IN WHICH GRANTS MAY BE MADE

Options may be granted pursuant to the Plan and at any time on or before October 21, 2027.

13.       AMENDMENT OR TERMINATION OF THE PLAN

The Board may at any time terminate, modify, or suspend the Plan, provided that, without the approval of the shareholders of the Company, no amendment or modification shall be made by the Board which (a) increases the maximum number of shares as to which Options may be granted under the Plan; (b) alters the method by which the Option price is determined; (c) extends any Option for a period of longer than ten years after the date of the grant; (d) materially modifies the requirements as to eligibility for participation in the Plan; or (e) alters this Section 13 so as to defeat its purpose. Further, no amendment, modification, or suspension, or termination of the Plan shall in any manner affect any Option theretofore granted under the Plan without the consent of the Optionee or any person validly claiming under or through the Optionee.

14.       CHANGES IN CAPITALIZATION

(a)       In the event that the Common Stock, as presently constituted, shall be changed into or exchanged for a different number or kind or shares of stock or other securities of the Company or of another corporation (whether by reason of merger, consolidation, recapitalization, reclassification, split-up, combination of shares, or otherwise), or if the number of shares of Common Stock shall be increased through the payment of a stock dividend, then subject to the provisions of the subsection (c) below, there shall be substituted for or added to each share of Common Stock which was theretofore appropriated or which thereafter may become subject to an Option under the Plan the number and kind of shares of stock or other securities into which each outstanding share of Common Stock shall be so changed, or for which each such share shall be exchanged, or to which each such share shall be entitled, as the case may be. Outstanding Options shall also be appropriately amended as to the price and other terms as may be necessary to reflect the foregoing events. The maximum number of shares of Common Stock upon which Options and Incentive Stock Options may be granted, as provided in Section 4(a) of the Plan, shall be adjusted proportionately to reflect any of the foregoing events.

(b)       If there shall be any other change in the number or kind of outstanding shares of stock of the Company, or any stock or other securities into which such stock shall have been changed, or for which it shall be exchanged, and if the Board or the Committee, as the case may be, shall, in its sole discretion, determine that such change equitably requires an adjustment in any Option which was theretofore granted, or which may thereafter be granted under the Plan, then such adjustment shall be made in accordance with such determination.

(c)       Fractional shares resulting from any adjustment in Options pursuant to this Section 14 may be settled as the Board or the Committee, as the case may be, shall determine.

(d)       To the extent that the foregoing adjustments relate to stock or securities of the Company, such adjustments shall be made by the Committee, whose determination in that respect shall be final, binding, and conclusive. Notice of any adjustment shall be given by the Company to each holder of an Option which shall have been so adjusted.

(e)       The grant of an Option pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassification, reorganizations, or changes of its capital or business structure or to merge, consolidate, dissolve, liquidate, sell or transfer all or any part of its business assets.

15.       LISTING AND REGISTRATION OF SHARES

(a)       No Option granted pursuant to the Plan shall be exercisable in whole or in part if at any time the Board or the Committee, as the case may be, shall determine, in its discretion, that the listing, registration, or qualification of the shares of Common Stock subject to such Option on any securities exchange or under any applicable law, or the consent or approval of any government regulatory body, is necessary or desirable as a condition of or in connection with the granting of such Option or the issue of shares thereunder unless such listing, registration, qualification, consent, or approval shall have been affected or obtained free of any conditions not acceptable to the Board.

(b)       If a registration statement under the Securities Act of 1933 with respect to shares issuable upon exercise of any Option granted under the Plan is not in effect at the time of exercise, the person exercising such Option shall give the Committee a written statement, satisfactory in form and substance to the Committee, that he or she is acquiring the shares for his or her own account for investment and not with a view to their disposition, and the Company may place upon any stock certificate for shares issuable upon exercise of such Option such legend as the Committee may prescribe to prevent disposition of the shares in violation of the Securities Act of 1933 or any other applicable law.

16.       EFFECTIVE DATE OF PLAN

Subject to the approval of the shareholders of the Company at the 2022 Annual Meeting of Shareholders, the Plan shall be effective as of October 21, 2022.

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TAYLOR DEVICES, INC.
ATTN: TIMOTHY J. SOPKO
90 TAYLOR DRIVE
NORTH TONAWANDA, NY 14120

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D90427-P80027

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TAYLOR DEVICES, INC.

The Board of Directors recommends you vote FOR Proposals 1 & 2:

1. Election of one Class 3 Director for a three year term to expire in 2025.

Nominee:	**For**	**Withhold Authority**
1a. Robert M. Carey	☐	☐

2. Election of one Class 3 Director for a three year term to expire in 2025.

Nominee:	**For**	**Withhold Authority**
2a. Alan R. Klembczyk	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by an authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Proxy Statement and Annual Report are available at www.proxyvote.com.

D90428-P80027

TAYLOR DEVICES, INC.
Annual Meeting of Shareholders
October 21, 2022 11:00 AM
This proxy is solicited by the Board of Directors

The undersigned hereby appoints Timothy J. Sopko and Mark V. McDonough, and each of them, with full power of substitution, as proxies for the undersigned at the Annual Meeting of Shareholders of TAYLOR DEVICES, INC. to be held virtually and at any adjournment thereof, to vote and act with respect to all common shares of the Company which the undersigned would be entitled to vote, with all the power the undersigned would possess if present in person.

All shareholders who wish to attend the 2022 Virtual Annual Shareholders Meeting **MUST PRE-REGISTER** for this event. The on-line shareholder pre-registration will close promptly on Thursday, October 20, 2022 at 12:00 p.m.

Go to the link provided below for the mandatory, **on-line pre-registration form** and the virtual meeting information: **www.taylordevices.com/annual-shareholders-meeting/**

Please mark, sign and date, and promptly return this proxy form using the enclosed envelope. When properly completed, it will be voted exactly as you instruct. If you sign and return this proxy, without otherwise completing it, your shares will be voted FOR Items 1, 2, 3 and 4 and in the discretion of the proxies on any other business that may properly come before the meeting or any adjournment(s) or postponement(s) thereof.

Please sign exactly as your name(s) appear(s) on this card. Joint owners should each sign individually. When signing as an attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation or partnership, please sign in full corporate or partnership name by an authorized officer.

Continued and to be signed on reverse side